EXHIBIT (10)(vii)(a)

                         AMENDMENT NUMBER TWO TO COMMON
                             STOCK PURCHASE WARRANT

         On September 24, 1986, The St. Lawrence Seaway Corporation (the "Corporation") issued a Common Stock purchase warrant to Bernard Zimmerman and Company, Inc., entitling the holder to purchase an aggregate of 100,000 shares of Common Stock, $1.00 par value, ("Common Stock") of the Corporation for a period of five (5) years ("Warrant"), pursuant to an Agreement dated September 24, 1986 (the "Warrant Agreement"). The Windward Group, LLC is now the holder of the Warrant. The Board of Directors and Stockholders of the Corporation approved an amendment to the Warrant and the Warrant Agreement on July 6, 1992 and August 28, 1992, respectively, the effect of which was to extend purchase right for five (5) additional years. The Board of Directors of the Corporation approved further amendments to the Warrant and Warrant Agreement on September 8, 1997, and extended the purchase rights through September 21, 2002. Specifically,
Section 3 of the Warrant Agreement is hereby further amended to change the Termination Date from September 21, 1997 to September 21, 2002, and the Warrant is hereby further amended to extend the expiration date through and including September 21, 2002.

         The Warrant and the Warrant Agreement are hereby specifically referred to and incorporated as a part hereof and in all respects other than as specifically modified herein, the terms and conditions of the Warrant and the Warrant Agreement shall continue in full force and effect.

         This Amendment Number Two is executed on this 15th day of September, 1997.

                                     THE ST. LAWRENCE SEAWAY
                                     CORPORATION

                                     By:/s/Daniel C. Nir
                                        --------------------------------------
                                        Daniel C. Nir, President and Treasurer
ATTEST:

By:/s/ Jack C. Brown
   ---------------------------
   Jack C. Brown, Secretary

                                     Accepted as of September 15, 1997

                                     THE WINDWARD GROUP, LLC

                                     By:/s/ Joel M. Greenblatt
                                        --------------------------------------
                                        Joel M. Greenblatt
                                        Its: Manager